[Image]        Scudder Gold Fund Profile                    [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Gold Fund seeks maximum return consistent with investing in a portfolio of gold-related equity securities and gold.

     2. What Does The Fund Invest In?

     The Fund invests primarily (normally at least 65% of total assets) in
     (a) common stock, preferred stock, and debt securities convertible or exchangeable into common stock of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold, (b) gold bullion, and (c) gold coins.

     The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities (rated Baa or higher by Moody's Investors Service, Inc. or BBB by Standard & Poor's, or their equivalent) of companies engaged in activities relating to gold or other precious metals and minerals; warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals. The Fund may also invest up to 25% of its assets in wholly-owned subsidiaries of Scudder Mutual Funds, Inc., which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, with respect to 30% of its assets, the Fund may make short sales against the box.

     When making investments in securities related to gold and other precious metals, the adviser considers a variety of factors including: the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and quantity of unmined reserves. Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. The adviser believes investments in bullion and coins can serve to moderate fluctuations in the value of the Fund's shares. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter.

     3. What Are The Risks Of Investing In The Fund?

     Investors in the Fund should be able to accept above-average risk. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals may fluctuate markedly over time and can be influenced by a variety of factors including changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

     The Fund "concentrates" (for purposes of the Investment Company Act of
     1940) its assets in securities related to gold bullion and coins, which means that at least 25% of its assets will be invested in these holdings at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. Also, the absence of a trading market for illiquid or restricted investments in which the Fund may invest can make it difficult to ascertain a market value for such securities.

     A substantial part of the Fund's assets is generally invested outside of the United States. Foreign securities in which the Fund may invest often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the fund's holdings which determine the Fund's share price. Movements of the stock markets or in the types of securities held in the Fund will affect the Fund's share price. You incur principal risk because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risks than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuation in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks associated with gold-related investments.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Gold Fund* are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended June 30, 1997.

       Investment management fee                          1.00%

       12b-1 fees                                         None

                                                          0.60%
       Other expenses                                     ------

                                                          1.60%
       Total Fund operating expenses                      ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $16            $50               $87               $190

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     * Includes expenses of a wholly-owned subsidiary of Scudder Mutual Funds, Inc., the capital of which is limited to 25% of the Fund's assets.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on September 2, 1988, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE: Total returns for years ended December 31:

     BAR CHART DATA:

                         1989           -11.83%
                         1990           - 2.71
                         1991           - 3.33
                         1992           - 6.89
                         1993            31.99
                         1994             6.35
                         1995             7.50
                         1996


                     The Fund's Average Annual Total Return
                       for the period ended September 30, 1997

                              One Year          -27.46%
                              Five Years         10.05%
                              Life of Fund        2.48%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Clay L. Hoes assumed responsibility for the Fund's day-to-day management in 1997. Mr. Hoes joined Scudder as a mining equity research analyst and portfolio manager before becoming the lead portfolio manager in 1997. Prior to joining Scudder, Mr. Hoes had nine years of metals and mining experience in the investment industry. For the past five years he has worked as an equity research analyst in natural resources and as an equity research analyst in metals and mining.

     William J. Wallace, Portfolio Manager, has been a member of Scudder Gold Fund's team since 1991 and also serves as a Portfolio Manager for Scudder Value Fund. Mr. Wallace, who has over 16 years of investment experience, contributes expertise in quantitative analysis.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income whether received in cash or additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder